UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2007 (October 11, 2007)

CuraGen Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23223	06-1331400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main Street, Branford, Connecticut	06045
(Address of Principal Executive Offices)	(Zip Code)

(203) 481-1104

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 11, 2007, CuraGen Corporation, a Delaware corporation (“CuraGen”), provided an update on its Phase II dose-confirmatory clinical trial (CLN-12) that evaluated a single dose of velafermin for the prevention of severe oral mucositis. The trial results demonstrated that velafermin was safe and well-tolerated, but did not meet its primary endpoint. Based on these clinical trial results, CuraGen is discontinuing the development of velafermin, and will continue to focus its resources on belinostat, a Phase II histone deacetylase (HDAC) inhibitor for the treatment of solid tumors and hematologic malignancies, and CR011-vcMMAE, a Phase I/II antibody-drug conjugate for the treatment of metastatic melanoma.

The complete results from CLN-12 will be presented in December at the American Society of Hematology (ASH) 2007 Annual Meeting in Atlanta, GA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION

Date:	October 11, 2007	By:	/s/ David M. Wurzer
David M. Wurzer
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)